UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2022

Prospect Floating Rate and Alternative Income Fund, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00908	45-2460782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702
(Registrant’s telephone number, including area code)

Prospect Sustainable Income Fund, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On September 19, 2022, Prospect Floating Rate and Alternative Income Fund, Inc. (the “Company”) entered into a Dealer Manager Agreement with Preferred Capital Securities, LLC (the “Dealer Manager”) and the other agents named therein from time to time (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s offering to “accredited investors” (within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”)) of shares of its Class A common stock, $0.001 par value per share (the “Shares”) (the “Offering”) on the terms and conditions set forth in the Company’s confidential private placement memorandum, as the same may be amended or supplemented (the “Memorandum”).

The Shares have not been, and will not be, registered under the Securities Act, and may only be sold pursuant to an applicable exemption from the Securities Act. The Company is relying on the exemption provided by Rule 506(b) of Regulation D and Section 4(a)(2) of the Securities Act in connection with the Offering.

The foregoing summary of the Dealer Manager Agreement is qualified in its entirety by the full text of the Dealer Manager Agreement filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 16, 2022, the Company (i) changed its name to Prospect Floating Rate and Alternative Income Fund, Inc. from Prospect Sustainable Income Fund, Inc. (the “Name Change”) by filing Articles of Amendment (the “Articles of Amendment”) to its Fourth Articles of Amendment and Restatement, as amended and supplemented (the “Charter”), with the Department of Assessments and Taxation of the State of Maryland, and (ii) amended and restated its Third Amended and Restated Bylaws to reflect the Name Change (the “Fourth Amended and Restated Bylaws”). The Company’s Board of Directors approved the Name Change, the Articles of Amendment and the Fourth Amended and Restated Bylaws. Stockholder approval was not required.

The foregoing descriptions of the Articles of Amendment and the Fourth Amended and Restated Bylaws are summaries only and do not purport to be complete and are qualified in their entirety by reference to the full texts of the Articles of Amendment and the Fourth Amended and Restated Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

The Company changed its name to Prospect Floating Rate and Alternative Income Fund, Inc. The Company will be guided by a modified Responsible Investment Policy, which will be available on its corporate website https://www.pfloat.com/.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

3.1    Articles of Amendment
3.2    Fourth Amended and Restated Bylaws
10.1 Dealer Manager Agreement, dated as of September 19, 2022, between Prospect Floating Rate and
Alternative Income Fund, Inc. and Preferred Capital Securities, LLC, as Dealer Manager.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Floating Rate and Alternative Income Fund, Inc.

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Executive Officer
Date:  September 21, 2022

Index to Exhibits

Exhibit Number	Description
3.1	Articles of Amendment
3.2	Fourth Amended and Restated Bylaws
10.1	Dealer Manager Agreement, dated as of September 19, 2022, between Prospect Floating Rate and Alternative Income Fund, Inc. and Preferred Capital Securities, LLC, as Dealer Manager.

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